Abitibi-Consolidated Inc	A
Agnico-Eagle Mines Limited	AGE
Air Canada			AC
Alcan Aluminium Limited		AL
Angiotech Pharmaceuticals	ANP
ATI Technologies
Incorporated			ATY
Ballard Power Systems Inc.	BLD
Bank of Montreal
BMO - ZBM
Bank of Nova Scotia
(The)				BNS - ZBQ
Barrick Gold Corporation	ABX - ZBA
BCE Emergis Inc.		IFM
BCE Inc.			BCE - LBC - ZBC
Biovail Corporation		BVF
Bombardier Inc.			BBD - ZBB
Brascan Cl. A			BNN
CAE Inc.			CAE
Canada LifeFinancial
Corporation			CL
Canadian Imperial Bank of
Commerce			CM - ZMC
Canadian National Railway
Company				CNR
Canadian Natural Resources
Limited				CNQ
Canadian Pacific Railway
Limited				CP
Canadien Pacific Ships		TEU
Cascades Inc.			CAS
Celestica Inc.			CLS - LLS - ZLS
CGI Inc. (Group)		GIB
CI Fund Management
Inc.				CIX
Cognos Inc.			CSN
Cott Corp.			BCB
Dofasco Inc.			DFS
Domtar Inc.			DTC
Enbridge Inc.			ENB
EnCanaCorporation		ECA
Fairmont Hotels and
Resorts				FHR
Glamis Gold Ltd.		GLG
Goldcorp Inc.			G
Great-West Lifeco
Inc.				GWO
Hurricane
Hydrocarbons Cl. A		HHL
Husky Energy			HSE
IAMGold Corporation		IMG
Imperial Oil Limited		IMO
Inco Limited			N
JDS Uniphase
Canada Ltd.			JDU
Kinross Gold			K
Loblaw Companies
Ltd.				L
Magna International
Inc				MG
Manulife Financial
Corporation			MFC
MDS Inc.			MDS
Meridian Gold			MNG
Molson Inc. Cl. A		MOL
National Bank of
Canada				NA - ZNA
Nexen Inc.			NXY
Noranda Inc.			NRD - LRD - ZRD
Nortel Networks
Corporation			NT - LNT - ZNT
NOVA Chemicals
Corporation			NCX
Petro-Canada			PCA
Placer Dome Inc.		PDG - ZDP - WDP
Power Corporation
of Canada			POW
Precision Drilling
Corporation			PD
QLT
Phototherapeutics
Inc.				QLT
Research in Motion
Limited				RIM
Rogers
Communications Inc.		RCI
Royal Bank of
Canada				RY - ZRY
Shaw Comm. Cl. B		SJR
Sun Life Financial		SLF
Suncor Energy Inc.		SU
Talisman Energy Inc.		TLM
Teck Cominco
Limited Cl. B			TEK
TELUS Corporation		T
Thomson Corporation
(The)				TOC
Toronto-Dominion
Bank (The)			TD - ZTD
TransAlta Corporation		TA
TransCanada Pipe
Lines Ltd.			TRP
XEG iUnits Energy
Options				XEG
XFN iUnits Financial
Options				XFN
XGD iUnits Gold
Options				XGD
XIT iUnits Technology
Options				XIT






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